EXHIBIT 99.1

Avenue Therapeutics Announces Reverse Stock Split

Miami, FL – April 24, 2024 – Avenue Therapeutics, Inc. (Nasdaq: ATXI) (“Avenue” or the “Company”), a specialty pharmaceutical company focused on the development and commercialization of therapies for the treatment of neurologic diseases, today announced that it will effect a 1-for-75 reverse split of its issued and outstanding common stock. Avenue expects its common stock to begin trading on a split-adjusted basis on the Nasdaq Capital Market as of the commencement of trading on April 26, 2024 with a new CUSIP number of 05360L403. The ticker symbol for the Company’s stock will remain “ATXI.”

The reverse stock split was approved on March 6, 2024 by Avenue’s Board of Directors and stockholders representing approximately 56% of the voting power of Avenue’s outstanding capital stock, with the authorization to determine the final ratio (within a specified range) having been granted to the Company’s Board of Directors. The reverse stock split is intended to bring the Company into compliance with Nasdaq’s $1.00 per share minimum bid price requirement for continued listing.

After the effectiveness of the reverse stock split, the number of outstanding shares of common stock will be reduced from approximately 44.7 million to approximately 0.6 million, subject to adjustment to give effect to the treatment of any fractional shares that stockholders would have received in the reverse stock split. No fractional shares will be issued in connection with the reverse stock split, and stockholders who would otherwise be entitled to receive a fractional share will be entitled to have such fractional share rounded up to the next whole share. Proportional adjustments will be made to the number of shares of the Company’s common stock issuable upon exercise or conversion of the Company’s preferred stock, warrants and equity awards, as well as the applicable exercise or conversion prices, and the number of shares reserved for issuance under the Company’s equity compensation plan.

Avenue’s transfer agent, VStock Transfer, LLC, is acting as the exchange agent for the reverse stock split. VStock Transfer, LLC will provide instructions to stockholders regarding the process for exchanging physical share certificates. Avenue does not expect that stockholders holding their shares in book-entry form or through a bank, broker or other nominee need to take any action in connection with the reverse stock split. Beneficial holders are encouraged to contact their bank, broker or other nominee with any procedural questions. Additional information concerning the reverse stock split can be found in Avenue’s definitive information statement on Schedule 14C filed with the Securities and Exchange Commission on March 18, 2024.

About Avenue Therapeutics

Avenue Therapeutics, Inc. (Nasdaq: ATXI) is a specialty pharmaceutical company focused on the development and commercialization of therapies for the treatment of neurologic diseases. It is currently developing three assets including AJ201, a first-in-class asset for spinal and bulbar muscular atrophy, BAER-101, an oral small molecule selective GABAA α2/3 receptor positive allosteric modulator for CNS diseases, and IV tramadol, which is in Phase 3 clinical development for the management of acute postoperative pain in adults in a medically supervised healthcare setting. Avenue is headquartered in Miami, FL and was founded by Fortress Biotech, Inc. (Nasdaq: FBIO). For more information, visit www.avenuetx.com.

Forward-Looking Statements

This press release contains predictive or “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of current or historical fact contained in this press release, including statements that express our intentions, plans, objectives, beliefs, expectations, strategies, predictions or any other statements relating to our future activities or other future events or conditions are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” “should,” “would” and similar expressions are intended to identify forward-looking statements. These statements are based on current expectations, estimates and projections made by management about our business, our industry and other conditions affecting our financial condition, results of operations or business prospects. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, the forward-looking statements due to numerous risks and uncertainties. Factors that could cause such outcomes and results to differ include, but are not limited to, risks and uncertainties arising from: the fact that we currently have no drug products for sale and that our success is dependent on our product candidates receiving regulatory approval and being successfully commercialized; the possibility that serious adverse or unacceptable side effects are identified during the development of our current or future product candidates, such that we would need to abandon or limit development of some of our product candidates; our ability to successfully develop, partner, or commercialize any of our current or future product candidates including AJ201, IV tramadol, and BAER-101; the substantial doubt raised about our ability to continue as a going concern, which may hinder our ability to obtain future financing; the significant losses we have incurred since inception and our expectation that we will continue to incur losses for the foreseeable future; our need for substantial additional funding, which may not be available to us on acceptable terms, or at all, which unavailability of could force us to delay, reduce or eliminate our product development programs or commercialization efforts; our reliance on third parties for several aspects of our operations; our reliance on clinical data and results obtained by third parties that could ultimately prove to be inaccurate, or unreliable, or unacceptable to regulatory authorities; the possibility that we may not receive regulatory approval for any or all of our product candidates, or that such approval may be significantly delayed due to scientific or regulatory reasons; the fact that even if one or more of our product candidates receives regulatory approval, they will remain subject to substantial regulatory scrutiny; the effects of current and future laws and regulations relating to fraud and abuse, false claims, transparency, health information privacy and security, and other healthcare laws and regulations; the effects of competition for our product candidates and the potential for new products to emerge that provide different or better therapeutic alternatives for our targeted indications; the possibility that the government or third-party payors fail to provide adequate coverage and payment rates for our product candidates or any future products; our ability to establish sales and marketing capabilities or to enter into agreements with third parties to market and sell our product candidates; our exposure to potential product liability claims; related to the protection of our intellectual property and our potential inability to maintain sufficient patent protection for our technology and products; our ability to maintain compliance with the obligations under our intellectual property licenses and funding arrangements with third parties, without which licenses and arrangements we could lose rights that are important to our business; the fact that Fortress Biotech, Inc. controls a majority of the voting power of our outstanding capital stock and has rights to receive significant share grants annually; our current noncompliance with certain applicable listing standards of The Nasdaq Capital Market, which could result in our common stock being delisted from The Nasdaq Capital Market; and those risks discussed in our filings which we make with the SEC. Any forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this press release, except as required by applicable law. Investors should evaluate any statements made by us in light of these important factors.

Contact:

Jaclyn Jaffe

Avenue Therapeutics, Inc.

(781) 652-4500

ir@avenuetx.com